      As filed with the Securities and Exchange Commission on January 21, 1998


                            Registration No. 33-44964
                    Investment Company Act File No. 811-6526

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      -------------------------------------

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / X /

           Pre-Effective Amendment No. __                             /   /

          Post-Effective Amendment No. 32                             / X /


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       / X /


                              AMENDMENT NO. 34                        / X /


                        (Check appropriate box or boxes)

                               THE COVENTRY GROUP
               (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (614) 470-8000

                      -------------------------------------

                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                                1500 K Street, NW
                              Washington, DC 20005

                      -------------------------------------
                    (Name and Address of Agent for Services)

                                   Copies to:

                                 Walter B. Grimm
                               BISYS Fund Services
                                3435 Stelzer Road
                              Columbus, Ohio 43219

It is proposed that this filing will become effective (check appropriate box)

[  ]   Immediately upon filing pursuant to       [  ]    on (                     ) pursuant
       paragraph (b), or                                 to paragraph (b), or
[  ]   60 days after filing pursuant to          [ x]    on the 75th day after filing
       paragraph (a), or                                 pursuant to paragraph (a) of Rule 485


* Registrant has registered an indefinite number of shares of all series then existing or subsequently established under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, which it expressly reaffirms. Registrant filed the notice required by Rule 24f-2 with respect to its fiscal year ended March 31, 1997, on May 29, 1997.

                              CROSS REFERENCE SHEET




     The enclosed materials relate only to the three Stewardship Portfolios which consist of: Stewardship Aggressive Growth Fund, Stewardship Moderate Growth Fund and Stewardship Conservative Growth Fund, each of which are separate investment series of the Coventry Group (the "Group"). Information relating to the Group's other investment series, consisting of AMCORE Mutual Funds, Brenton U.S. Government Money Market Fund; Brenton Intermediate U.S. Government Securities Fund; Brenton Value Equity Fund; Ernst Asia Fund; Ernst Global Resources Fund; Ernst Global Asset Allocation Fund; Ernst Global Smaller Companies Fund; Ernst Australia-New Zealand Fixed Income Fund; and The Shelby Fund, is contained in previously filed Post-Effective Amendments.


Form N-1A Part A Item                                    Prospectus Caption

PART A: INFORMATION REQUIRED IN A PROSPECTUS
1.       Cover Page                                Cover Page
2.       Synopsis                                  Fee Table
3.       Condensed Financial Information           Financial Highlights
4.       General Description of Registrant         Investment Objective and Policies; Investment
                                                   Restrictions; General Information - Description of the
                                                   Group and Its Shares
5.       Management of the Fund                    Management of the Group
5A.      Management's Discussion of Fund           Provided in Registrant's Annual Report to Shareholders
         Performance
6.       Capital Stock and Other Securities        How to Purchase and Redeem Shares; Dividends and Taxes;
                                                   General Information - Description of the Group and Its
                                                   Shares; General Information - Miscellaneous
7.       Purchase of Securities Being Offered      Valuation of Shares; How to Purchase and Redeem Shares
8.       Redemption or Repurchase                  How to Purchase and Redeem Shares
9.       Pending Legal Proceedings                 Inapplicable

Form N-1A Part B Item                              Statement of Additional Information
10.      Cover Page                                Cover Page
11.      Table of Contents                         Table of Contents
12.      General Information and History           The Coventry Group; Additional Information
13.      Investment Objectives and Policies        Investment Objectives and Policies
14.      Management of the Fund                    Management of the Group - Trustees and Officers
15.      Control Persons and Principal             Additional Information - Description of Shares
         Holders of Securities
16.      Investment Advisory and Other             Management of the Group
         Services
17.      Brokerage Allocation                      Management of the Group - Portfolio Transactions
18.      Capital Stock and Other Securities        Additional Information - Description of Shares
19.      Purchase, Redemption and Pricing of       Additional Purchase and Redemption Information
         Securities Being Offered
20.      Tax Status                                Additional Information - Additional Tax Information
21.      Underwriters                              Management of the Group - Distributor
22.      Calculation of Performance Data           Additional Information
23.      Financial Statements                      Financial Statements


                             STEWARDSHIP PORTFOLIOS
                         (series of The Coventry Group)
                       Stewardship Aggressive Growth Fund
                        Stewardship Moderate Growth Fund
                      Stewardship Conservative Growth Fund



                                                              For current yield,
                                                              purchase, and
                                                              redemption
                                                              information, call
                                                              (800) 438-6375.

     The Coventry Group (the "Group") is an open-end management investment company which issues its shares in separate series. Each series relates to a separate portfolio of assets. The portfolios offered by this Prospectus, which are advised by ParkSouth Corporation ("Adviser'), are the Stewardship Aggressive Growth Fund ("Aggressive Growth Fund"), Stewardship Moderate Growth Fund ("Moderate Growth Fund") and Stewardship Conservative Growth Fund ("Conservative Growth Fund") (collectively, the "Funds"). Each of the Funds offers two classes of shares. (See "Classes of Shares.")

     The Stewardship Portfolios will provide investors with a managed investment portfolio employing active asset allocation management directed by the Adviser. Assets of each Fund will be allocated, in varying proportions depending on the particular Fund's investment objective, among three asset classes: (a) domestic equities, (b) international equities and (c) fixed income/cash assets. In addition, the Funds will invest in a manner that supports traditional family values, and will not invest in issuers that profit from or promote abortion, pornography, antifamily entertainment, non-marriage lifestyles, alcohol, tobacco or gaming. There is no assurance that each Fund will achieve its investment objective. The investment objectives of each Fund, which cannot be changed without shareholder approval, are as follows:

AGGRESSIVE GROWTH FUND - to provide capital appreciation. The Fund pursues this objective by investing in a diversified mix of domestic and international equities and fixed income securities or cash.

MODERATE GROWTH FUND - to provide long-term capital appreciation with some current income. The Fund pursues this objective by investing in a diversified mix of domestic and international equities and fixed income securities or cash.

CONSERVATIVE GROWTH FUND - to provide current income and long-term capital preservation. The Fund pursues this objective by investing in a diversified mix of fixed income securities or cash and domestic equities.

     The Adviser is a subsidiary of Deposit Guaranty National Bank. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEPOSIT GUARANTY NATIONAL BANK OR ANY BANKING AFFILIATE OR ANY OTHER AFFILIATE AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


     BISYS Fund Services L.P., Columbus, Ohio ("the Distributor") acts as the Fund's administrator and distributor. BISYS Fund Services Ohio Inc., Columbus, Ohio, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain accounting services for the Funds.


     Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

                      -------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR
      HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                      -------------------------------------

               The date of this Prospectus is ___________________

STEWARDSHIP FUNDS LOGO

                               PROSPECTUS SUMMARY

The Funds..............................................     Aggressive  Growth  Fund, Moderate Growth Fund, and Conservative
                                                            Growth Fund  ("Funds"), each  a diversified investment portfolio of The Coventry Group, an open-end management investment company organized as a Massachusetts business trust.

Shares Offered.........................................     The Funds offer two classes of shares of beneficial interest
                                                            ("Shares") -- Class A and Class B.

Offering Price.........................................     The public offering price of each class of the Fund's Shares is equal to the net asset  value  per  Share  plus a maximum front-end sales charge of 4.50% for Class A Shares; Class B Shares are sold with no front-end  sales  charge but may be subject to a contingent deferred sales charge. (See "Classes of Shares.")

Minimum Purchase.......................................     $1,000 minimum for the initial investment with a $50 minimum for subsequent investments. (See "HOW TO PURCHASE AND REDEEM
                                                            SHARES--Purchases of Shares and Auto Invest  Plan" for a discussion of lower minimum purchase amounts).

Investment Objective and Policies......................     The investment objective of Aggressive Growth Fund is to seek capital appreciation. The Fund pursues this objective by investing in a diversified  mix of domestic and international equities and fixed income securities or cash.

                                                            The primary investment objective of Moderate Growth Fund is to provide long-term capital appreciation with some current income. The
                                                            Fund pursues this objective by investing in a diversified mix of domestic and international equities and fixed income securities or cash.

                                                            The primary investment objective of Conservative Growth Fund is to provide current income and long-term capital preservation. The Fund pursues this objective by investing in diversified mix of fixed income securities or cash and domestic equities.

Investment Adviser .....................................    ParkSouth Corporation, a registered investment adviser, acts as  the
                                                            Funds' investment adviser. The Adviser is a subsidiary of
                                                            Deposit Guaranty National Bank ("Bank"), which is owned by Deposit
                                                            Guaranty Corp. ("DGC").

Dividends...............................................    Each Fund intends to declare dividends with respect to each class of its Shares from net investment income and pay such dividends semi-annually, in the case of Aggressive Growth Fund, and quarterly for Moderate Growth Fund and Conservative Growth Fund.


Distributor ............................................    BISYS Fund Service, L.P., Columbus, Ohio.


                                   FEE TABLE

                                                                        Aggressive             Moderate             Conservative
                                                                        Growth Fund          Growth Fund             Growth Fund
                                                                     Class A   Class B     Class A   Class B      Class A   Class B

SHAREHOLDER TRANSACTION EXPENSES(1)
    Maximum Sales Lead Imposed on Purchase (as a percentage of
    offering price ...............................................     4.50%                4.50%                   4.50%
                                                                                 ----                  ----                   ----
    Maximum Sales Load Imposed on Reinvested Dividends (as a
    percentage of offfering price) ...............................
    Deferred Sales Load (as a percentage of original purchase price
    or redemption proceeds, as applicable) .......................               5.00%                 5.00%                  5.00%
                                                                       ----                 ----                    ----
    Redemption Fees (as a percentage of amount redeemed, if
    applicable) ..................................................
    Exchange Fee .................................................
ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets) ......................
    Management Fees ..............................................     1.00%     1.00%      1.00%      1.00%        1.00%     1.00%
    12b-1 Fees(2) ................................................     0.25      0.35       0.25       0.35         0.25      0.35
    Other Expenses ...............................................     1.33      1.33       1.33       1.33         1.33      1.33
                                                                       ----      ----       ----       ----         ----      ----
                                                                       2.58%     2.68%      2.58%      2.68%        2.58%     2.68%
                                                                       ====      ====       ====       ====         ====      ====
    Total Fund Operating Expenses After Waivers

----------------------------------

1. A Participating Organization (as defined in this Prospectus) or a Bank (as defined in this Prospectus) may charge a Customers (as defined in the Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Funds. (See HOW TO PURCHASE AND REDEEM INVESTOR SHARES--Purchase of Shares.)

2. The Group has adopted a Distribution and Shareholder Service Plan (the plan) pursuant to which a Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of Class A Shares of an 0.35% of the average daily net assets of Class b Shares of each Fund. As a result of expenses payable in connection with the Plan, it is possible that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers. Each class of Shares of each Fund is also authorized to pay up to 0.15% of its average daily net assets as a Shareholder Services fee, but these fees are currently being waived. If no waivers were in effect, expenses would be 2.58% for Class A Shares and 2.68% for Class B Shares.



EXAMPLE
         You would pay the following expenses on a $1,000 investment assuming 5% annual return with redemption at the end of each time period.

                                  1 Year                     3 Years
                                  Class A                    Class A

Aggressive Growth Fund             $70                        $122
Moderate Growth Fund                70                         122
Conservative Growth Fund            70                         122


         You would pay the following expenses on a $1,000 investment assuming 5% annual return without redemption at the end of each time period.


                                  1 Year                     3 Years
                                  Class B                    Class B

Aggressive Growth Fund             $77                        $113
Moderate Growth Fund                77                         113
Conservative Growth Fund            77                         113

Classes of Shares

     Class A Shares and Class B Shares differ principally with respect to sales charges and the rate of expense to which they are subject. Investors may select the class that best suits their investment needs. Class A Shares are offered with a maximum front-end sales charge of 4.50%. The initial sales charge for each Fund may be reduced or waived in certain cases. See "Pricing of Fund Shares." Class B Shares are offered at net asset value, with no front-end sales charge. Shares of each class are also subject to distribution fees calculated as a percentage of the net asset value of each class which may not exceed the following annual rates: 0.25% for Class A Shares of each Fund; 0.35% for Class B Shares of each Fund. Shareholders who redeem Class B Shares within [five] years from the date of purchase will be assessed a contingent deferred sales charge ("CDSC") declining from a maximum in the first year after purchase of 5.00% to a minimum in the [fifth] year after purchase of 1.00% for each of the Funds. The CDSC may be waived in certain cases. On the sixth anniversary of their purchase date, Class B Shares convert automatically to Class A Shares, which bear a lower Distribution Fee.

     A prospective investor of Class A or Class B Shares, in selecting between these classes, should consider the respective impact of the sales charge or CDSC together with the cumulative effect of the Distribution Fees for each class over the anticipated period of investment, as well as the effect of any sales charge or CDSC waivers to which the investor may be entitled. For purchasers contemplating an investment of at least $250,000, the Funds believe it is preferable to purchase Class A Shares. Investors should be aware that other expenses attributable to each class may differ slightly due to the allocation of each class of certain "class specific" expenses, including Shareholder Service fees of up to 0.15% of the average daily net assets of each class (currently being waived), distribution and mailing expenses and federal and state securities registration and notice filing fees. Finally, investors should be aware that persons selling Shares of the Funds may receive different levels of compensation for sales of Class A and Class B Shares.

          INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS OF THE FUNDS

     The Stewardship Portfolios will provide investors with a managed investment portfolio employing active asset allocation management directed by the Adviser. The Adviser will, at its sole discretion, modify the allocation of investments of each Fund from time to time to various asset classes (each, an "Asset Class") as it seeks to meet the investment objective of each Fund. These Asset Classes are: (a) domestic equity securities, (b) international equity securities and (c) fixed income/cash investments. The permitted investments and policies applicable to each Asset Class are described below. (See "Asset Classes".) The portion of a Fund's assets that are allocated to a particular Asset Class will be managed according to the policies applicable to that Asset Class.

     The Funds invest only in securities issued by companies which conduct business in a manner that does not detract from traditional family values. This policy precludes the investment in securities of companies involved in the profit from or promotion of abortion, pornography, antifamily entertainment, and non-marriage lifestyles, as well as stocks of companies whose businesses involve alcohol, tobacco or gaming. (The foregoing policies are referred to as "Family Value Policies.")

     Each Fund has its own investment objective and policies, which are described below. There is no assurance that a Fund will be successful in achieving its investment objectives. The investment objective of each Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of a Fund (as described in the Statement of Additional Information). The other policies of a Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

AGGRESSIVE GROWTH FUND

     The investment objective of Aggressive Growth Fund is to seek capital appreciation through a diversified mix of domestic and international equities and fixed income securities or cash. The assets of this Fund will be allocated among Asset Classes as follows:
                                                          High           Low

         Domestic/International Equities                  100%           65%

         Fixed Income/Cash                                 35%            0%


MODERATE GROWTH FUND

     The investment objectives of Moderate Growth Fund are to provide long-term capital appreciation with some current income through investing in a diversified mix of domestic and international equities and fixed income securities or cash. The assets of this Fund will be allocated among Asset classes as follows:

                                                          High           Low

         Domestic/International Equities                   75%           50%

         Fixed Income/Cash                                 50%           25%

CONSERVATIVE GROWTH FUND

     The investment objectives of Conservative Growth Fund are to provide current income and long-term capital preservation through investing in a diversified mix of income securities or cash and domestic equities. The assets of this Fund will be allocated among Asset Classes as follows:

                                                          High           Low

         Domestic/International Equities                   45%           25%

         Fixed Income/Cash                                 75%           55%

                                  ASSET CLASSES

     The assets and investment practices permitted for each Asset Class, subject to the Funds' Family Value Policies, are as follows:

DOMESTIC EQUITY ASSET CLASS:  Assets in this class may include:

o common stock of U.S. companies which are either listed on the New York or American Stock Exchange or traded in over-the-counter markets, preferred stock of such companies, warrants, and preferred stock convertible into common stock of such companies;

o investments in American Depositary Receipts ("ADRS") of foreign companies traded on the New York Stock Exchange or in the over-the-counter market. (For a description of certain risks associated with investing in foreign companies, see "International Equity Asset Class - Risks Associated with Investing in Foreign Securities.");

o convertible bonds rated at least BBB by Standard & Poor's ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or at least Baa by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are determined by the Adviser to be of comparable quality;

o money market instruments rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch, or, if not rated, determined by the Adviser to be of comparable quality;

o fixed rate notes and bonds and adjustable and variable rate notes of companies whose common stock it may acquire and that are rated BBB or better by S&P or Baa or better by Moody's, or, if not rated, determined by the Adviser to be of comparable quality;

o    zero coupon convertible securities; and

o obligations, including certificates of deposit and bankers' acceptances, of banks or savings associations having at least 1$ billion in deposits as of the date of their most recently published financial statements and which are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including U.S. branches of foreign banks and foreign branches of U.S. banks.

     Convertible Securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants, or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

     In selecting convertible securities for this Asset Class, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices. Convertible securities may be converted when the Adviser believes the common stock acquired upon conversion is consistent with the particular Fund's investment objectives.

     Certain Other Portfolio Strategies. Management strategies used for the Domestic Equity Asset Class may include repurchase agreements, securities of foreign issuers, put and call options, futures contracts and options on futures, lending of portfolio securities, when-issued and delayed delivery transactions, temporary investments and securities of other investment companies. See "Other Portfolio Investments and Strategies."

INTERNATIONAL EQUITY ASSET CLASS.  Assets in this class may include:

o equity securities denominated in foreign currencies, including European Currency Units, of issuers located in countries outside of the United States; and

o sponsored or unsponsored ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), collectively, "Depositary Receipts."

     In managing  the assets of a Fund  allocated  to the  International  Equity

Asset Class, the Adviser may also purchase corporate and government fixed income securities denominated in currencies other than U.S. Dollars; enter into forward commitments, repurchase agreements, and foreign currency transactions; maintain reserves in foreign or U.S. money market instruments; and purchase options and financial futures contracts.

     Equity Securities. The International Equity Asset Class will include primarily equity securities. In selecting investments for assets of a Fund allocated to this class, the Adviser attempts to identify inexpensive markets worldwide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Adviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

     The Adviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Adviser relies on its research capabilities and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad, including information concerning current business trends, and to gain a better understanding of the management of local businesses.

     Emerging Market Securities. Up to 40% of a Fund's total assets allocated to the International Equity Asset Class may be invested in equity securities of established companies located in countries having emerging markets. Countries having emerging markets are deemed to be all countries that are generally considered to have developing or emerging markets or economies, as well as countries considered by the International Bank for Reconstruction and Development (more commonly known as the World Bank), the International Finance Corporation, or the United Nations, as developing.

     Generally included as emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States, and most western European countries. Assets allocated to this Asset Class that are invested in emerging markets will focus on countries which the Adviser believes to have strongly developing economies and markets including, among others, the following countries: Argentina, Bolivia, Botswana, Brazil, Chile, China, Colombia, Cyprus, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Jamaica, Jordan, Kenya, Korea, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Russia, Singapore, Slovakia, South Africa, Sri Lanka, Swaziland, Taiwan, Thailand, Tunisia, Turkey, Uruguay, Venezuela, and Zimbabwe. A Fund may invest in countries other than those defined above, if, in the opinion of the Adviser, they are considered to be emerging markets. While the Adviser considers the above-mentioned countries eligible for investment, a Fund's assets allocated to this Asset Class will not be invested in all such markets at all times. Furthermore, a Fund may not pursue investment in such countries due to lack of adequate custody of the Fund's assets, overly burdensome restrictions and repatriation, lack of an organized and liquid market, or unacceptable political or other risks.

     Emerging markets companies are defined as (i) those for which the principal securities trading market is an emerging market country, as described above;
(ii) those which are organized under the laws of, or with a principal office in, an emerging market country; or (iii) those, wherever organized or traded, who derive (directly or indirectly through subsidiaries) at least 50% of their total assets, capitalization, gross revenue or profit from its most current year from goods produced, services performed, or sales made in such emerging market countries.

     Fixed Income and Other Securities. As a temporary defensive position, a Fund's assets allocated to the International Equity Asset Class may be invested up to 100% in fixed income securities, warrants, or other obligations of foreign companies or governments, if these securities appear to offer potentially higher returns. Fixed income securities include preferred stock, convertible securities, bonds, notes or other debt securities which are investment grade or higher. However, in no event will a Fund's assets allocated to the International Equity Asset Class be more than 25% invested in the debt securities of any one foreign country.

     The high-quality debt securities in which a Fund's assets allocated to the International Equity Asset Class will be invested will possess a minimum credit rating of A as assigned by S&P or A by Moody's, or, if unrated, will be judged by the Adviser to be of comparable quality. The average quality of International Equity Asset Class debt securities should remain constantly between A and AAA in an effort to avoid the adverse consequences that may arise for some debt securities in difficult economic circumstances, although there can be no assurance that such adverse consequences will not occur. Downgraded securities will be evaluated on a case by case basis by the Adviser. The Adviser will determine whether or not the security continues to be an acceptable investment for the particular Fund. If not, the security will be sold.

     The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

     Depositary Receipts. Assets of a Fund allocated to the International Equity Asset Class may be invested in foreign issuers through the purchase of sponsored or unsponsored ADRs, GDRs, and EDRs. ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

     Forward Commitments. Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. The Adviser may enter into these contracts for a Fund if liquid securities in amounts sufficient to meet the purchase price are segregated on the particular Fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although the Adviser enters into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize short-term profit or loss.

     Money Market Instruments. A Fund's assets allocated to the International Equity Asset Class may be invested in U.S. and foreign short-term money market instruments, including, interest-bearing call deposits with banks, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities, and repurchase agreements. The commercial paper in which this Asset Class invests will be rated A-1 by S&P or P-1 by Moody's. These investments may be used to temporarily invest cash received from the sale of Fund shares, to establish and maintain reserves (up to 100% of a Fund's assets allocated to this Asset Class) for temporary defensive purposes, or to take advantage of market opportunities. Investments in the World Bank, Asian Development Bank, or Inter-American Development Bank are not anticipated.

     Foreign Currency Transactions. In managing Fund assets allocated to the International Equity Asset Class, the Adviser will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

     The Adviser may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. Dollars. Although foreign currency exchanges may be used by the Adviser to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to a Fund.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

     Generally, no commission charges or deposits are involved. At the time a Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. A Fund will not enter into a forward contract with a term of more than one year. A Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

     The Adviser may also determine to protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of a Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the Adviser will consider the likelihood of changes in currency values when making investment decisions, the Adviser believes that it is important to be able to enter into forward contracts when it believes the interests of a Fund's investments in this Asset Class will be served. A Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency.

     Short Sales. The Adviser may sell securities a Fund owns or has a right to acquire short from time to time, subject to certain restrictions. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When a Fund enters into a short sale, assets, equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund's records and maintained until the Fund meets its obligations under the short sale.

     Risks Associated With Investing in Foreign Companies. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Adviser attempts to diversify a Fund's investments that are allocated to the International Equity Asset Class broadly among foreign countries, including both developed and developing countries. At least three different countries will always be represented.

     The Adviser will occasionally take advantage of the unusual opportunities for higher returns available from investing in developing countries. As discussed in the Statement of Additional Information, however, these investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems.

     The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in certain debt securities and domestic companies by a Fund may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of a Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

     Brokerage commissions, custodian services, and other costs relating to investment may be more expensive than in the United States. Foreign markets may have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in loss to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Other differences between investing in foreign and U.S. companies include:

     o    less publicly available information about foreign companies;

     o the lack of uniform accounting, auditing, and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies;

     o    less readily available market quotations on foreign companies;

     o differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;

     o differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;

     o the limited size of many foreign securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities, which could cause prices to be erratic for reasons apart from factors that affect the quality of securities;

     o the likelihood that foreign securities may be less liquid or more volatile;

     o    unreliable mail service between countries;

     o political or financial changes which adversely affect investments in some countries;

     o increased risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities;

     o requirements of certain markets that payment for securities be made before delivery;

     o    religious and ethnic instability; and

     o certain national policies which may restrict a Fund's investment opportunities, including those restricting investment in issuers or industries deemed sensitive to national interests.

     Additional Risks Associated With Investing in Emerging Markets. Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature and political systems that can be expected to be less stable than those of developed countries.

     Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present a greater risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have greater restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights, than developed countries.

     The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

     U.S. Government Policies. In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors. Investors are advised that when such policies are instituted, the Funds will abide by them.

     Currency Risks. Because the majority of the securities purchased with assets allocated to the International Equity Asset Class are denominated in currencies other than the U.S. Dollar, changes in foreign currency exchanges rates will affect a Fund's net asset value; the value of interest earned; gains and losses realized on the sales of securities; and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. Dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. Dollar, the value of a Fund's assets denominated in that currency will decrease.

     The exchange rates between the U.S. Dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although each Fund values its assets daily in U.S. Dollars, a Fund will not convert its holdings of foreign currencies to U.S. Dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

     Certain Portfolio Strategies. Assets of a Fund allocated to of the International Equity Asset Class may also be invested in put and call options, futures contracts and options on futures, repurchase agreements, lending of portfolio securities, when-issued and delayed delivery transactions and securities of other investment companies. See "Other Portfolio Investments and Strategies."

DOMESTIC FIXED INCOME/CASH ASSET CLASS.  Assets in This Class may include:

o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

o notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

o notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

o notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities;

o domestic issues of corporate debt obligations, including variable rate demand notes;

o    commercial paper (including Canadian Commercial Paper and Europaper);

o certificates of deposit; demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");

o    short-term credit facilities;

o    asset-backed securities;

o obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities; and

o    other money market instruments.

     Government Obligations. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

o the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

o    the credit of the agency or instrumentality.

     Corporate Bonds. Assets in this Class may include issues of corporate debt obligations which are rated in one of the three highest categories by a nationally recognized statistical rating organization (rated Aaa, Aa, or A by Moody's; AAA, AA, or A by S&P or by Fitch, or, if unrated, which are of comparable quality in the judgment of the Adviser).

     Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government

National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

     Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may be collateralized by whole loans or private pass-through securities.

     Assets in this Class may include only CMOs which are rated AAA by a nationally recognized rating agency, and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;
(b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

     Asset-Backed Securities. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collections of the loans and receivables held by the issuer. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Assets in this Class may include only asset-backed securities rated A or higher by a nationally recognized rating agency. The collateral for such securities will consist of motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

     Average Portfolio Duration. The Adviser will seek to limit, to the extent consistent with its goal of current income, the magnitude of fluctuations in the value of a Fund's assets allocated to this Asset Class by limiting the dollar-weighted average duration of those assets. Although the dollar-weighted average duration will not exceed six years, the weighted average maturity of that portion of a Fund's portfolio invested in this Asset Class could be longer than six years. Generally, the duration of a security is shorter than the maturity date and duration takes into account the timing of a security's cash flow. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.

     Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. A Fund's assets allocated to this Asset Class should be expected to maintain a higher average duration during periods of falling interest rates, and a lower average duration during periods of rising interest rates.

     Variable Rate Demand Notes. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." A Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

     Bank Instruments. Assets in this Class may include only Bank Instruments that are either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). Prime Money Market Fund will treat securities credit-enhanced with a bank's letter of credit as Bank Instruments.

     Short-Term Credit Facilities. A Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. A Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

     Credit Enhancement. Certain investments in this Asset Class may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to a Fund and affect its share price.

     Demand Features. A Fund's assets allocated to this Asset Class may be used to acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Adviser uses these arrangements to provide a Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

     Restricted and Illiquid Securities. A Fund's assets allocated to this Asset Class may be invested in restricted securities. Restricted securities are securities in which a Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, a Fund will limit their purchase, together with other illiquid securities including non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

     A Fund may invest its assets allocated to this Asset Class in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

     Investment Risks. ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Example of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, Yankee CDs, because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the pubic availability of information. These factors will be carefully considered by the Adviser in selecting investments for a Fund.

     Certain Other Portfolio Strategies. Assets of a Fund allocated to this Asset Class may also be invested in put and call options, temporary investments, repurchase agreements, lending of portfolio securities, when-issued and delayed delivery transactions and securities of other investment companies. (See "Other Portfolio Investments and Strategies.")

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

     Repurchase Agreements. Certain securities in which the Funds invest may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Funds and agree at the time of sale to repurchase the securities from the Funds. The Funds could receive less than the repurchase price on any sale of such securities.

     When-Issued and Delayed Delivered Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

     The Funds may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

     Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid securities, consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.





















































     Futures Contracts and Related Options. The Funds may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Commission. Such transactions, including stock or bond index futures contracts, or options thereon, will generally be intended to act as a hedge to protect a Fund from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified securities.

     The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. The Funds will not purchase or sell futures contracts (or related options thereon) if, immediately after the transaction, the aggregate initial margin deposits and premiums paid by a Fund on its open futures and options positions that do not constitute bona fide hedging transactions, as defined by applicable rules, exceed 5% of the liquidation value of the Fund after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

     Call Options. The Funds may write covered call options on securities owned by the Fund. Such instruments may also be referred to as equity derivatives. Derivatives generally are instruments whose value is derived from or related to the value of some other instrument, asset or specified benchmark, such as a specific stock or stock index. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When a Fund writes a covered call option and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund may enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on a particular security. When a portfolio security subject to a call option is sold, the Fund may effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

     Putable Securities. The Funds may acquire puts with respect to fixed income securities or Municipal Securities as described above. Under a put, a Fund would have the right to sell or redeem a specified security at a certain time or within a certain period of time at a specified price. The security is sold to a third party or redeemed by the issuer as provided contractually. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity. The Funds may acquire putable securities to facilitate portfolio liquidity, shorten the maturity of the underlying security, or to permit the investment of funds at a more favorable rate of return. The price of a putable security may be higher than the price which otherwise would be paid for the security without such put feature, thereby increasing the security's cost and reducing its yield. The time remaining to the put date will apply for purposes of determining the maximum maturity of such securities.

     Lending of Portfolio Securities. From time to time in order to generate additional income, a Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions. During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by a Fund or the borrower at any time.

     A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Group and which the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, a Fund will receive 100% collateral on loaned securities in the form of cash or eligible liquid securities. This collateral will be valued daily by the Adviser and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although each of the Funds does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to one-third of the value of the Fund's total assets.

     Other Investment Companies. Each of the Funds may also invest up to 5% of its total assets in another investment company not to exceed 10% of the value of its total assets in the securities of other investment companies. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in mutual funds other than the Funds. Additional restrictions on a Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

     Affiliated Transactions. The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements or reverse repurchase agreements with the Adviser, the Distributor or their affiliates, and will not give preference to Deposit Guaranty National Bank's correspondents with respect to such transactions, securities, savings deposits, and agreements.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies of each of the Funds (except as otherwise noted) and may not be changed with respect to a Fund without approval by vote of a majority of the outstanding shares of the particular Fund. For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the particular Fund are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

A Fund may not:

     borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

     purchase physical commodities or contracts relating to physical commodities;

     make loans to other persons, except (i) loans of portfolio securities, and
(ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

                              NET ASSET VALUE

     The net asset value of each of the Funds is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day. As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares.

     The securities in the Funds' portfolios will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                           PRICING OF FUND SHARES

Class A Shares

     Orders for the purchase of Class A shares will be executed at the net asset value per Share of that class next determined after an order has been received, plus any applicable sales charge (the "public offering price"). The sales charge on purchases of Class A Shares of the Funds unless reduced or waived (see below), is as follows:

                                          Sales Charge as a Percentage Of            Amount of Sales Charge Reallowed
                                            Public             Net Amount            to Dealers as a Percentage of
                                          Offering              Invested             Public Offering Price*

CLASS A SHARES --
AMOUNT OF INVESTMENT:

Less than $100,000......................    4.50%                 4.71%                  4.50%
$100,000 but less than $250,000.........    4.00%                 4.17%                  4.00%
$250,000 but less than $500,000.........    3.00%                 3.09%                  3.00%
$500,000 but less than $750,000.........    2.00%                 2.04%                  2.00%
$750,000 but less than $1,000,000.......    1.00%                 1.01%                  1.00%
$1,000,000 but less than $2,000,000.....    0.50%                 0.50%                  0.50%
$2,000,000 or more......................    0.25%                 0.25%                  0.25%

--------------

* The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

     The sales charge will not apply to purchases of Class A Shares by: (a) trust, investment management and other fiduciary accounts managed by the Adviser, or the Bank pursuant to a written agreement; (b) any person purchasing Shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed by the Adviser, or the Bank pursuant to a written agreement; (c) BISYS or any of its affiliates; (d) Trustees or officers of the Funds; (e) directors or officers of BISYS, the Adviser or affiliates or bona fide full-time employees of either of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement accounts or plans); (f) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Group and the plan sponsor, so long as such Shares are purchased through the Funds; or (g) any person purchasing shares within an approved asset allocation program sponsored by a financial services organization. The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families. In addition, the sales charge does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Shares having an aggregate value equal to or exceeding $200,000.

     For purchases of $250,000 or more, the Funds believe that it is preferable for an investor to purchase Class A rather than Class B Shares. This belief is based on an assessment of the relative costs of the two classes, including applicable sales charge or CDSC and Service and Distribution Fees. Accordingly, the Funds have adopted guidelines directing authorized brokers, investment advisers and Participating Organizations that purchases $250,000 or more by their non-institutional clients should be of Class A Shares. The Funds reserve the right to vary these guidelines at any time.

Class B Shares

     The Funds offer their Class B shares at their net asset value next determined after a purchase order has been received. No sales charge is imposed at the time of purchase. A CDSC is, however, imposed on certain redemptions of Class B Shares. See "How to Purchase and Redeem Fund Shares" for more information on the CDSC. On the sixth anniversary of their purchase date, Class B Shares automatically convert to Class A Shares. See "Management of the Funds the Distributor."

     See "Dividends, Distributions and Federal Income Taxation," for an explanation of circumstances in which a sales charge paid to acquire Shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those Shares.

Quantity Discounts in the Sales Charges

     Right of Accumulation

 The Funds permit sales charges on Class A Shares to be reduced from rights of accumulation. For Class A Shares, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $50,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any other Class A Shares of those Funds in the Company owned at the time by the investor. The sales charge imposed on the Class A Shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A Shares of these Funds valued at $100,000 and purchased an additional $20,000 of Shares of these Funds (totaling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors, their dealers, or Participating Organizations make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Shares of the Funds. If the investor knows that he will be making additional purchases of Shares in the future, he may wish to consider executing a Letter of Intent.

     Letter of Intent

     The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A Shares of a particular Fund. Shares of such Fund previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder, dealer, or Participating Organization notifies the Fund of such prior purchases.

     A Letter of Intent permits an investor in Class A Shares to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed Shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Fund, increase the amount of the stated goal. In that event, shares purchased during the previous 90-day period and still owned by the minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Fund Shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Fund.

                          MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in each of the Funds is $1,000, except that the minimum investment required for an IRA or other qualified retirement plan is $100. Any subsequent investments must be at least $50, except for an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application unless otherwise agreed upon when purchases are made through an authorized securities dealer or financial institution. A Purchase Application accompanies this Prospectus. However, a separate application is required for IRA and other qualified retirement plan investments. The Funds reserve the right to reject purchase orders.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares of the Funds are sold on a continuous basis by the Funds' Distributor, BISYS Fund Services Inc. The principal office of the distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Funds at (800) 438-6375.

PURCHASES OF SHARES

     Shares of the Funds are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. The minimum investment is generally $2,000 for the initial purchase of Shares and $100 for subsequent purchases. For purchases that are made in connection with 401(k) plans, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount for initial and subsequent purchases is $25. In the case of such retirement plan investments, the minimum purchase amounts are not restricted to the purchase of Shares of one Fund. Thus, the $25 minimum amount may be spread among any of the Funds. (But, see "HOW TO PURCHASE AND REDEEM SHARES -- Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).

     Purchasers of Shares of the Funds will pay the sum of the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form ("public offering price") (see "HOW TO PURCHASE AND REDEEM SHARES" below).

     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

Purchases By Mail

     To purchase Shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Fund to:

                             STEWARDSHIP PORTFOLIOS
                                  Dept. L-1392
                           Columbus, Ohio 43260-1392

     An Account Application form can be obtained by calling the Funds at (800) 438-6375. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check payable to a Fund, to the above address.

Purchases by Telephone

     Shares of a Fund may be purchased by calling the Funds at (800) 438-6375, if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Funds at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

Other Information Regarding Purchases

     Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Deposit Guaranty National Bank, its related companies or their correspondents ("Banks"). Shares of a Fund sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof by the Fund's custodian within the settlement requirements defined in the Securities Exchange Act of 1934. If payment is not received within the prescribed time periods or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. Any questions regarding current settlement requirements or electronic payment instructions should be directed to the Funds at (800) 438-6375.

     Purchases of Shares in a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). The public offering price of the Funds will be the net asset value per Share (see "VALUATION OF SHARES"), plus the applicable sales charge in the case of Class A Shares, as determined on the Business Day the order is received by the Distributor, but only if the Distributor receives the order by the Valuation Time. Otherwise, the price will be determined as of the Valuation Time on the next Business Day. In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

     Depending upon the terms of the particular Customer account, a Bank may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Bank. This Prospectus should be read in conjunction with any such information so received from a Bank.

     The Funds reserve the right to reject any order for the purchase of a Fund's Shares in whole or in part including purchases made with foreign and third party checks.

     Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of a Fund owned by the Shareholder. Sending confirmations for purchases and redemptions of Shares held by a Bank on behalf of its Customer will be the responsibility of the Bank. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

     The Distributor, at its expense, will also provide other compensation to dealers in connection with sales of Shares of a Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation will also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their Shareholders.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs")

     A STEWARDSHIP IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. IRA contributions may be tax deductible and earnings are tax-deferred. Under applicable federal tax law, the tax deductibility of IRA contributions may be restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All STEWARDSHIP IRA distribution requests must be made in writing to the Distributor. Any additional deposits to a STEWARDSHIP IRA must distinguish the type and year of the contribution.

     For tax years beginning after 1997, individuals may make contributions to Roth IRAs which are non-deductible but distributions from which may, under certain conditions, be tax free. Also for tax years beginning after 1997, non-deductible contributions of up to $500 per year per beneficiary may be made to an Education IRA. To the extent distributions from an Education IRA do not exceed a beneficiary's "qualified higher education expenses," they are not taxable. Both Roth IRAs and Education IRAs are subject to certain income limits.

     For more information on IRA accounts call the Funds at (800) 438-6375. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

     The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments in a Fund is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application which can be acquired by calling
(800) 438-6375. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

EXCHANGE PRIVILEGE


     The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares of a class for Shares of the same class of the other Funds. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may
be) for the Fund whose Shares are being acquired. Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor's state of residence. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling the Funds at
(800) 438-6375 or by providing written instructions to the Funds. An investor should consult the Funds for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the exchange request to the Funds at the address listed under "HOW TO PURCHASE AND REDEEM SHARES--Redemption By Mail." The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Distributor by the Valuation Time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. Shareholders wishing to make use of the Funds' exchange program must so indicate on the Account Application.


     This option will be suspended for a period of 30 days following a telephonic address change.

REDEMPTION OF SHARES

     Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions may ordinarily be requested by mail or by telephone.

     Class A and B Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund, provided that for Class B Shares, redemption proceeds will be reduced by any applicable CDSC. A CDSC payable to the Distributor is imposed on any redemption of Class B Shares that causes the current value of a Class B shareholder's account to fall below the dollar amount of all payments by the shareholder for the purchase of Class B Shares ("purchase payments") during the preceding five years. No charge is imposed to the extent the net asset value of the Class B Shares to be redeemed does not exceed (a) the current net asset value of the Class B Shares purchased through the reinvestment of dividends or capital gains distributions, plus (b) increases in the net asset value of the shareholder's Class B Shares above the purchase payments made during the preceding five years.

     In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. With respect to Class B Share redemptions only, the purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected. Solely for purposes of determining the number of years since a purchase payment, all purchase payments during a month will be aggregated and deemed to have been made on the last day of the preceding month. The following table sets forth the rates of the charge for redemption of Class B Shares of each Fund.

                        Contingent Deferred Sales Charge

             Years Since Purchase
               1.......................      5.0%
               2.......................      4.0%
               3.......................      3.0%
               4.......................      2.0%
               5.......................      1.0%
               6.......................        0%

     Following the sixth anniversary of their purchase date, Class B Shares will convert automatically to Class A Shares and thereafter will be subject to the lower service and distribution plan fees applicable to Class A Shares. See "Management of the Funds - The Distributor."

     Waivers of CDSC. The Class B CDSC will be waived on (a) involuntary redemptions (see below); and (b) redemptions of shares in connection with a combination of any investment company with the Company or a Fund by merger, acquisition of assets or otherwise. The CDSC will also be waived for the classes of investors for which the initial sales charge is waived on purchases of Class A Shares. (See "Pricing of Fund Shares - Class A Shares.")

     All or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

REDEMPTION BY MAIL

     A written request for redemption must be received by the Funds in order to honor the request. The Funds' address is: Dept. L-1392, Columbus, Ohio 43260-1392. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

     If the Group receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Group cannot execute the order. In such cases, the Group will request the missing information and process the order on the day such information is received.

REDEMPTION BY TELEPHONE

     Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the Funds at (800) 438-6375. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Mail". Neither the Distributor, the Transfer Agent, the Adviser, nor the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account.

     This option will be suspended for a period of 30 days following a telephonic address change.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100. To participate in the Auto

Withdrawal Plan, Shareholders should call (800) 438-6375 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.

DIRECTED DIVIDEND OPTION

     A Shareholder may elect to have all income dividends and capital gains distributions paid by check or reinvested in any of the Group's other funds, (provided the other Fund is maintained at the minimum required balance).

     The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in a STEWARDSHIP IRA.

PAYMENTS TO SHAREHOLDERS

     Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within the settlement requirements defined in the Securities Exchange Act of 1934 after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next day payments upon redemption if the request is received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

     At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, a Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 10 days or more. A Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small investments, the Funds reserve the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account of such Shareholder has a value of less than $500. Before the Funds exercise their right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

     See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Group may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

DIVIDENDS


     Aggressive Growth Fund intends to declare its net investment income semi-annually as a dividend to shareholders at the close of business on the day of declaration, and generally will pay such dividends semi-annually. Moderate Growth Fund and Conservation Growth Fund each intend to declare their net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the ex-dividend date, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at Dept. L-1392, Columbus, Ohio 43260-1392, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash no later than seven business days after a Shareholder's complete redemption of his or her Shares.

     If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, such cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

     The following discussion is intended for general information only. Investors should consult with their tax adviser as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.




     Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of a Fund's income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by the Funds may be eligible for the corporate dividends-received deduction. Distributions of net capital gains will be taxable to Shareholders, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. In general, net capital gains from assets held by a Fund for more than 18 months will be subject to a maximum rate of 20%, net capital gains from assets held more than one year but not more than 18 months will be subject to a maximum tax rate of 28% and net capital gains from assets held one year or less will be taxed as ordinary income. These capital gains rates will apply regardless of the length of time the Shareholder has held a Fund's Shares. Dividends are generally treated in the same manner whether received in cash or reinvested in additional Fund Shares.

     A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Each year the Funds will notify Shareholders of the tax status of dividends and distributions.

     Investments in securities that are issued at a discount will result each year in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities. Such income generally will, however, have to be distributed to shareholders on a timely basis.

     Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a taxable capital gain or loss which will be long-term, mid-term or short-term, generally depending upon the Shareholder's holding period for the Shares. In some cases, Shareholders will not be permitted to take sales charges into account in determining the amount of gain or loss realized on the disposition of their shares. See "Additional Tax Information" in the Statement of Additional Information.

     The Funds may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions), payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

     Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

     The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund qualifies as a regulated investment company under the Code.

     Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

                             MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

     Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, of whom two are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

     The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services Inc. receives fees from the Funds for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER

     ParkSouth Corporation, 201 E. Capitol Street, Jackson, Mississippi 39201, is the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of Deposit Guaranty National Bank ("Bank") which is controlled by Deposit Guaranty Corp. ("DGC"), a bank holding company. The Adviser provides investment management services to individuals and institutional clients. [MORE INFORMATION TO BE PROVIDED]

     The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolios:

     Ronald E. Linquist, Senior Vice President, ParkSouth Corporation, will manage the equity portions of the Asset Classes. Ron also has managed the DG Equity Fund, totalling more than $600 million, since its inception in 1992. Ron has been with ParkSouth since the company was founded in January 1996. He has worked with Deposit Guaranty National Bank since 1978 and has over 33 years of investment experience. He has received his B.S. in Finance from Florida State University and M.S.M. in Finance from Florida International University.

     John Mark McKenzie, Senior Vice President, ParkSouth Corporation, manages the fixed income investments of the Asset Classes. Mr. McKenzie also manages the DG Treasury Money Market Fund, the DG Prime Money Market Fund, the DG Government Income Fund, the DG Limited Term Government Fund and the DG Municipal Income Fund totaling over $900 million. Prior to joining ParkSouth in January 1996 he was a portfolio manager with Deposit Guaranty since 1984. He received a B.B.A. in Banking and Finance from the University of Mississippi. He is a member of the Mississippi Society of Financial Analysts, and is a member of the Mississippi State and Hinds County Bar Association.

     Subject to the general supervision of the Group's Board of Trustees and in accordance with a Fund's investment objective and restrictions, the Adviser manages the investments of a Fund allocated to the Domestic, Equity and Fixed Income/Cash Asset Classes, makes decisions with respect to and places orders for all allocation of a Fund's assets among Asset Classes, manages purchases and sales of a Fund's portfolio securities, and maintains a Fund's records relating to such purchases and sales.

     For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, the Adviser receives a fee computed daily and paid monthly, at the annual rate of 1.00% of each Fund's average net assets. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of a Fund available for distribution as dividends. The Adviser may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for the Funds and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS Fund Services Inc. is wholly-owned by The BISYS Group, Inc. 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

     The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Funds, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of .13% of the first $250 million, .115% of the next $250 million, .095% of the next $250 million, and .08% over $750 million, based on each Fund's average daily net assets, subject to an annual minimum of $100,000 per portfolio plus $10,000 for each additional class. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of a Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

     The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

EXPENSES AND PORTFOLIO TRANSACTIONS

     The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     The policy of each of the Funds, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers whom the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Funds to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Funds. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each class of Shares of each Fund is authorized to pay or reimburse BISYS Fund Services

Inc., as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one hundredths of one percent (0.25%) of the average daily net assets of Class A Shares of the Fund and thirty-five one hundredths of one percent (0.35%) of the average daily net assets of Class B Shares of the Fund. Such amount may be used to pay banks (including the Bank) for administrative and shareholder services and to pay broker-dealers and other institutions for similar services, including distribution services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between BISYS Fund Services, Inc. and the Participating Organization. Under the Plan, a Participating Organization may include BISYS Fund Services, Inc., its subsidiaries and its affiliates.

ADMINISTRATIVE SERVICES PLAN

     The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and BISYS Fund Services Inc., which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to .15% (waived initially) of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

     The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Funds pursuant to specific or pre-authorized instructions.

     As authorized by the Services Plan, the Group has entered into a Servicing Agreement with an affiliate of the Adviser pursuant to which the affiliate has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the affiliate; (v) providing sub-accounting with respect to the Shares beneficially owned by the affiliate's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the affiliate a monthly fee, computed at an annual rate of fifteen one-hundredths of one percent (0.15%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the affiliate has provided services under the Servicing Agreement. This fee is currently being waived.

CUSTODIAN AND SUBCUSTODIAN

     Deposit Guaranty National Bank will act as the Funds' custodian. Bank of New York will be sub-custodian.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     BISYS Fund Services Ohio, Inc. ("BISYS Fund Services" or the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement for the Funds and receives a fee for such services. BISYS Fund Services also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement. See "MANAGEMENT OF THE COMPANY--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

BANKING LAWS

     The Adviser, the Bank, and their affiliates believe that they possess the legal authority to perform the advisory services and the administrative and shareholder support services for the Funds contemplated by the investment advisory agreement and the Rule 12b-1 Agreement, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser, the Bank. or their affiliates could continue to perform such services for the Funds. It is not anticipated, however, that any change in the Funds' method of operations would affect its net asset value per share or result in financial losses to any Shareholder. See "MANAGEMENT OF THE GROUP--Banking Laws" in the Statement of Additional Information for further discussion of applicable law and regulations.

                               GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

     The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below), provided that each class of Shares of the Stewardship Funds is subject to certain class-specific expenses.

     Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series or classes except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent auditors. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement, and shareholders of each class of Shares of each Fund will vote separately as a class with respect to the Plan..

     Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders is not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

     The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. The Group will, to the extent required under the 1940 Act, assist Shareholders in calling such a meeting. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

     From time to time the Funds may advertise their average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of each Fund and will reflect the imposition of the maximum sales charge or CDSC. Average annual total return is measured by comparing the value of an investment in the particular Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield for each class of the Funds will be computed by dividing the Fund's net investment income per share of a class earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

     Distribution rates will be computed by dividing the distribution per share of each class made by a Fund over a twelve-month period by the maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by the Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted.

     Additional information regarding the investment performance of the Funds is contained in the annual report of the Funds which may be obtained without charge by writing or calling the Funds.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular Fund that are allocated to a Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable among all portfolios of the Group. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of a Fund.

     Inquiries regarding the Funds may be directed in writing to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 438-6375.

INVESTMENT ADVISER
ParkSouth Corporation
201 E. Capitol Street
DGB-14
Jackson, Mississippi 39201

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Ernst & Young LLP
10 West Broad Street
Suite 2300
Columbus, Ohio 43215

CUSTODIAN
Deposit Guaranty National Bank
201 E. Capitol Street
Jackson, Mississippi  39201



TABLE OF CONTENTS                      Page
                                       -----

Prospectus Summary....................
Fee Table.............................
Financial Highlights..................
Investment Objectives, Policies and
  Risk Factors........................
Investment Restrictions...............
Net Asset Value.......................
Pricing of Fund Shares................
Minimum Purchase Requirements.........
How to Purchase and Redeem Shares.....
Dividends and Taxes...................
Management of the Group...............
General Information...................


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         PROSPECTUS DATED __________________

                            STEWARDSHIP PORTFOLIOS

                      Stewardship Aggressive Growth Fund

                       Stewardship Moderate Growth Fund

                     Stewardship Conservative Growth Fund


                        Each an Investment Portfolio of

                               The Coventry Group


                      Statement of Additional Information

                                  [ date ]


     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the STEWARDSHIP PORTFOLIOS, including Stewardship Aggressive Growth Fund, Stewardship Moderate Growth Fund and Stewardship Conservative Growth Fund dated the same date as the date hereof (the "Prospectus"), hereinafter referred to collectively as the "Funds" and singly, a "Fund". The Funds are three separate investment portfolios of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 438-6375.

                               TABLE OF CONTENTS
                               -----------------
                                                                    Page
                                                                    ----

THE COVENTRY GROUP  . . . . . . . . . . . . . . . . . . . . . . .     1

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . .     1
         Additional Information on Portfolio Instruments  . . . .     1
         Investment Restrictions  . . . . . . . . . . . . . . . .    15
         Portfolio Turnover . . . . . . . . . . . . . . . . . . .    17

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . .    17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . .    19
         Matters Affecting Redemption . . . . . . . . . . . . . .    19

MANAGEMENT OF THE GROUP . . . . . . . . . . . . . . . . . . . . .    20
         Trustees and Officers  . . . . . . . . . . . . . . . . .    20
         Investment Adviser . . . . . . . . . . . . . . . . . . .    24
         Portfolio Transactions . . . . . . . . . . . . . . . . .    26
         Banking Laws . . . . . . . . . . . . . . . . . . . . . .    28
         Administrator  . . . . . . . . . . . . . . . . . . . . .    28
         Expenses . . . . . . . . . . . . . . . . . . . . . . . .    31
         Distributor  . . . . . . . . . . . . . . . . . . . . . .    32
         Administrative Services Plan . . . . . . . . . . . . . .    34
         Custodian  . . . . . . . . . . . . . . . . . . . . . . .    35
         Transfer Agency and Fund Accounting Services . . . . . .    36
         Independent Auditors . . . . . . . . . . . . . . . . . .    37
         Legal Counsel  . . . . . . . . . . . . . . . . . . . . .    37

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . .    37
         Description of Shares  . . . . . . . . . . . . . . . . .    37
         Vote of a Majority of the Outstanding Shares . . . . . .    38
         Additional Tax Information . . . . . . . . . . . . . . .    38
         Yields and Total Returns . . . . . . . . . . . . . . . .    48
         Performance Comparisons  . . . . . . . . . . . . . . . .    51
         Principal Shareholders . . . . . . . . . . . . . . . . .    52
         Miscellaneous  . . . . . . . . . . . . . . . . . . . . .    52

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . .    53

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE COVENTRY GROUP

     The Coventry Group (the "Group") is an open-end management investment company which issues its Shares in separate series. Each series of Shares relates to a separate portfolio of assets. The portfolios advised by ParkSouth Corporation ("Adviser") are each referred to generally as a "Fund". This Statement of Additional Information deals with the three Funds, Stewardship Aggressive Growth Fund ("Aggressive Growth Fund"), Stewardship Moderate Growth Fund ("Moderate Growth Fund") and Stewardship Conservative Growth Fund ("Conservative Growth Fund") each of which offers two classes of Shares. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in such Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

     The following policies supplement the investment objective and policies of the Funds as set forth in their respective Prospectuses.

     BANK OBLIGATIONS. Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

     Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

     COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

     The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the [three] highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Group's Board of Trustees, to be of comparable quality.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

     VARIABLE AND FLOATING RATE NOTES. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

     STRIPPED TREASURY SECURITIES. The Funds may invest in certain U.S. Government Obligations referred to as "Stripped Treasury Securities." Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.

     Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

     The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

     CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

     By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     FOREIGN INVESTMENTS. The Funds may, subject to their respective investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include American Depository Receipts ("ADRs") and Yankee Obligations. Investment in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

     Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     FUTURE CONTRACTS. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

     Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

     The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     CALL OPTIONS. The Funds may write (sell) "covered" call options and purchase options to close out options previously written by them. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

     A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A Fund will write only covered call options and will normally not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options exceeds 15% of the market value of its net assets.

     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's Custodian.

     The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     PUT OPTIONS. A Fund may acquire "puts" with respect to debt securities held in its portfolio. A put is a right to sell or redeem a specified security (or securities) at a certain time or within a certain period of time at a specified exercise price. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity.

     The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

     Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate that reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

     A Fund will, if necessary or advisable, pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

     WHEN-ISSUED SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

     When a Fund engages in when issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

     MORTGAGE-RELATED SECURITIES. The Funds may, consistent with their respective investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow Funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     A Fund may also invest in mortgage-related securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Funds may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Mortgage-related securities will be purchased only if rated within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Adviser deems to present attractive opportunities and are of comparable quality.

     OTHER ASSET-BACKED SECURITIES. A Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARS(SM) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDS(SM). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

     Such securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by a Fund only when rated within the three highest rating categories by an NRSRO at the time of purchase.

In addition, such securities generally will have remaining estimated lives at the time of purchase of 7 years or less.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by the other investment companies. Each of the Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

     REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Investment Restrictions
-----------------------

     The following are fundamental investment restrictions of the Funds. Under these restrictions a Fund may not:

     borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

     purchase   physical   commodities   or   contracts   relating  to  physical
commodities;

     make loans to other persons, except (i) loans of portfolio securities, and
(ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

Portfolio Turnover
------------------

     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The turnover rate for each Fund is not expected to exceed 50% for the equity portions of the Funds' Assets and 40% the fixed income portion.

                                 NET ASSET VALUE

     As indicated in the Prospectuses, the net asset value of each class of Shares of each Fund is determined and the Shares of each class are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of the Adviser under the supervision of the Group's Board of Trustees.

     Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption
----------------------------

     Shares in each of the Group's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and BISYS Fund Services has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by BISYS Fund Services in connection with the requirements of accounts at Deposit Guaranty National Bank ("Bank") or the Bank's affiliated entities (collectively, "Banks"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Banks.

     The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Group, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

     The Group may redeem Shares of each of the Funds involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE" in this Statement of Additional Information.

                             MANAGEMENT OF THE GROUP

Trustees and Officers
---------------------

     Overall responsibility for management of the Group rests with its Board of Trustees, which is elected by the Shareholders of the Group. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

     The names of the Trustees and officers of the Group, their addresses, ages and principal occupations during the past five years are as follows:

                                            Position(s)
                                            Held With                         Principal Occupation
 Name, Address and Age                      the Group                         During Past 5 Years
 ---------------------                      -----------                       -------------------

 Walter B. Grimm*                           Chairman, President and           From June 1992 to present,
 3435 Stelzer Road                          Trustee                           employee of BISYS Fund Services,
 Columbus, Ohio  43219                                                        from 1987 to June 1992, President
 Age:  51                                                                     of Leigh Investments (investment
                                                                              firm).

 Maurice G. Stark                           Trustee                           Retired.  Until December 31,
 505 King Avenue                                                              1994, Vice President-Finance and
 Columbus, Ohio 43201                                                         Treasurer, Battelle Memorial
 Age:  61                                                                     Institute (scientific research
                                                                              and development service
                                                                              corporation).

 Michael M. Van Buskirk                     Trustee                           From June 1991 to present,
 37 West Broad Street                                                         Executive Vice President of The
 Suite 1001                                                                   Ohio Bankers' Association (trade
 Columbus, Ohio 43215                                                         association); from September 1987
 Age:  49                                                                     to June 1991, Vice President -
                                                                              Communications, TRW Information
                                                                              Systems Group (electronic and
                                                                              space engineering).

                                            Position(s)
                                            Held With                         Principal Occupation
 Name, Address and Age                      the Group                         During Past 5 Years
 ---------------------                      -----------                       -------------------

 Chalmers P. Wylie                          Trustee                           From April 1993 to present, Of
 754 Stonewood Court                                                          Counsel, Kegler Brown Hill &
 Columbus, Ohio  43235                                                        Ritter; from January 1993 to
 Age:  76                                                                     present, Adjunct Professor, Ohio
                                                                              State University; from January 1967 to
                                                                              January 1993, member of the United
                                                                              States House of Representatives for the
                                                                              15th District of Ohio.


 Nancy E. Converse*                         Trustee                           From December 1997 to present, employee of
 3435 Stelzer Road                                                            of Ohio Bankers Association; from July 1990
 Columbus, Ohio 43219                                                         to December 1997, employee of BISYS Fund
 Age:  47                                                                     Services.

 J. David Huber                             Vice President                    From June, 1987 to present,
 3435 Stelzer Road                                                            employee of BISYS Fund Services.
 Columbus, Ohio 43219
 Age:  50

 Thresa Dewar                               Treasurer                         From March 1997 to present,
 3435 Stelzer Road                                                            employee of BISYS Fund Services;
 Columbus, Ohio 43219                                                         from September 1994 to March 1997
 Age:  43                                                                     Independent Consultant; from April
                                                                              1975 to September 1994, employee of
                                                                              Federated Investors, Inc.


 George L. Stevens                          Secretary                         From September 1996 to present,
 3435 Stelzer Road                                                            employee of BISYS Fund Services;
 Columbus, Ohio 43219                                                         from September 1995 to September
 Age:  45                                                                     1996, Independent Consultant;
                                                                              from September 1989 to September
                                                                              1995, Senior Vice President, AmSouth
                                                                              Bank, N.A.



                                            Position(s)
                                            Held With                         Principal Occupation
 Name, Address and Age                      the Group                         During Past 5 Years
 ---------------------                      -----------                       -------------------
 Alaina V. Metz                             Assistant Secretary               From 1995 to present, employee of
 3435 Stelzer Road                                                            BISYS Fund Services; from May
 Columbus, Ohio 43219                                                         1989 to June 1995, employee of
 Age:  29                                                                     Alliance Capital Management.

 D'Ray Moore                                Assistant Secretary               From February 1990 to present,
 3435 Stelzer Road                                                            employee of BISYS Fund Services.
 Columbus, Ohio 43219
 Age:  38

 Richard B. Ille                            Assistant Secretary               From July 1990 to present,
 3435 Stelzer Road                                                            employee of BISYS Fund Services.
 Columbus, Ohio  43219
 Age:  32

 James L. Smith                             Assistant Secretary               From October 1996 to present, employee
 3435 Stelzer Road                                                            of BISYS Fund Services; from October 1995
 Columbus, Ohio 43219                                                         to October 1996, employee of Davis Graham
 Age:  37                                                                     & Stubbs LLP, from June 1990 to October 1995,
                                                                              Compliance Officer for ALPS Mutual Funds
                                                                              Services, Inc.



----------------------------

         *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and Trustees, as a group, own less than 1% of the Funds' outstanding Shares.

     The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Funds for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Huber, Stevens, Grimm, Ille, and Young and Ms. Converse, Ms. Bittermann, Ms. Moore, Ms. Dewar, Mr. Smith and Ms. Metz are employees of BISYS Fund Services.

     Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual fee of $1,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.

Investment Adviser
------------------

     Investment advisory services are provided by ParkSouth Corporation, [street address], Jackson Mississippi [zip code], pursuant to an Investment Advisory Agreement dated as of ________________ (the "Investment Advisory Agreement").

     Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of 1.00%. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

     Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund until [__________] and from year to year thereafter, if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the

Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Portfolio Transactions
----------------------

     Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

     The Group, on behalf of the Funds, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, or its affiliates, and will not give preference to Deposit Guaranty National Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other Fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of more than one Fund or a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser or its parents or subsidiaries or affiliates and, in dealing with their customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

Banking Laws
------------

     The Adviser, the Bank and their brokerage affiliates believe that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, the Investment Advisory Agreement, and Rule 12b-1 Agreement described below without violation of applicable statutes and regulations. The Adviser, the Bank and their brokerage affiliates have been advised by their counsel that, while the question is not free from doubt, such laws should not prevent the Adviser, the Bank and their brokerage affiliates from providing the services required of it under the Investment Advisory Agreement and Rule 12b-1 Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser, the Bank or their brokerage affiliates from continuing to perform such services for the Funds. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Bank or their brokerage affiliates the Board of Trustees of the Group would review the Funds' relationship with the Adviser or the Bank and consider taking all action necessary in the circumstances.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser, the Bank and their brokerage affiliates and/or its affiliated and correspondent banks in connection with Customer purchases of Shares of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

     BISYS Fund Services serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated [date] (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

     Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Funds with the Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds' operations other than those performed by the Adviser, under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement or by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement or Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


     The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of (1) a fee calculated daily and paid periodically, at the annual rate equal to .13% of the first $250 million, .115% of the next $250 million, .095% of the next $250 million and .08% over $750 million of that Fund's average daily net assets, subject to an annual minimum of $100,000 per portfolio plus $10,000 for each additional class. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.


     Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until [date]. The Administration Agreement thereafter shall be renewed automatically for successive [five]-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

     BISYS Fund Services serves as distributor to the Funds pursuant to the Distribution Agreement dated [DATE}, (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect until [date], if such continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     In its capacity as Distributor, BISYS Fund Services solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Group, but may receive compensation under the Distribution and Shareholder Service Plan described below.

     As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to banks, including [affiliates of the Adviser], other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes the Funds to make payments to the Distributor in an amount not to exceed, on an annual basis, 0.25% of the average daily net assets of Class A Shares of a Fund and 0.35% of the average daily net assets of Class B Shares of a Fund. Each class of Shares is authorized to pay a shareholder service fee of up to 0.15% of its average daily net assets, although this fee is currently being waived. As required by Rule 12b-1, the Plan was approved by the sole Shareholder of each class of each Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of the Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires approval by Shareholders of each affected class of Shares. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated, with respect to a Fund of class, at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Shares of the Fund or the class, as applicable. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund, each class and its Shareholders.

     The Board of Trustees of the Group believes that the Plan is in the best interests of each of the Funds since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

Administrative Services Plan
----------------------------

     The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and the Distributor, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service

Organization provides such services.

     The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

     As authorized by the Services Plan, the Group has entered into Servicing Agreements with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares;
(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at an annual rate of twenty-five one-hundredths of one percent (.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.

Custodian
---------

     Deposit Guaranty National Bank, Jackson, Mississippi, serves as the Funds' custodian. Sub-custody services are provided by Bank of New York.

Transfer Agency and Fund Accounting Services
--------------------------------------------



     BISYS Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent ("BISYS Fund Services Ohio" or the "Transfer Agent") for the
Funds, pursuant to the Transfer Agency Agreement dated            , 1998.
Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each of the Funds' Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholder accounts.

     In addition, BISYS Fund Services Ohio provides certain fund accounting
services to the Funds pursuant to a Fund Accounting Agreement dated          ,
1998. Fees paid under the Administration Agreement to BISYS Fund Services cover the fund accounting services provided by the Transfer Agent. Under such Agreement, BISYS Fund Services Ohio maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Independent Auditors
--------------------

     Ernst & Young LLP, 10 West Broad Street, Suite 2300, Columbus, Ohio 43215, has been selected as independent auditors for the Funds for the fiscal year ended March 31, 1998. Ernst & Young LLP will perform an annual audit of the Funds' financial statements and provide other services related to filings with respect to securities regulations. Reports of their activities will be provided to the Group's Board of Trustees.

Legal Counsel
-------------

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is counsel to the Group.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

     The Group is a Massachusetts business trust, organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group consists of several funds organized as separate series of shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of Shares.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Group voting without regard to series. Rule 18f-3 under the 1940 Act provides that shareholders of each class shall have exclusive voting rights on matters submitted to shareholders relating solely to distribution and shareholder service arrangements.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

     As used in the Prospectus and this Statement of Additional Information, a

"vote of a majority of the outstanding Shares" of a Fund or class means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund or class present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund or class are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund or class.

Additional Tax Information
--------------------------

     TAXATION OF THE FUNDS. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and
(c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.


     DISTRIBUTIONS. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of the income of each Fund may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. The rate of tax on capital gains distributions will vary depending upon a Fund's holding period in the assets giving rise to the gain. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

     Distributions by a Fund reduce the net asset value of Fund shares. Should a taxable distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     DISCOUNT SECURITIES. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

     OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

     Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options.

     The Funds may invest in shares of foreign corporations (through ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

     SALE OF SHARES. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a taxable capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares. Furthermore, a loss realized by a Shareholder on the redemption, sale or exchange of Shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held by the Shareholder for less than six months.

     In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires Shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of Shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

     FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.


     BACKUP WITHHOLDING. Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions) payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.


     FOREIGN SHAREHOLDERS. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

     OTHER TAXATION. The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

     Fund Shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions which are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Yields and Total Returns
------------------------

     YIELD CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", yields of each class of Shares of the Funds will be computed by dividing the net investment income per share (as described below) earned by the Fund with respect to a class during a 30-day (or one month) period by the maximum offering price per share of the class on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share of a class earned during the period is based on the average daily number of Shares of the class outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a - b
                          Yield = 2 [(------- + 1)exp(6)  - 1]
                                        cd

Where:           a        =       dividends and interest earned during the
                                  period.

                 b        =       expenses accrued for the period (net of
                                  reimbursements).

                 c                = the average daily number of Shares
                                  outstanding during the period that were
                                  entitled to receive dividends.

                 d        =       maximum offering price per Share on the last
                                  day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last

Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     During any given 30-day period, the Adviser, Administrator or Distributor may voluntarily waive all or a portion of their fees with respect to a Fund or class. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.

     TOTAL RETURN CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", average annual total return is a measure of the change in value of an investment in a class of a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in Shares of the class immediately rather than paid to the investor in cash. The Funds compute the average annual total returns of each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

         Average Annual                      ERV
           Total Return           =       [(------)exp (1/n) - 1]
                                              P

Where:           ERV              =        ending redeemable value at the end
                                           of the period covered by the
                                           computation of a hypothetical $1,000
                                           payment made at the beginning of the
                                           period.

                   P                       = hypothetical initial payment of
                                           $1,000.

                   n              =        period covered by the computation,
                                           expressed in terms of years.

     The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total              ERV
            Return        =        [(------] - 1]
                                       P

                 ERV      =       ending redeemable value at the end of the
                                  period covered by the computation of a
                                  hypothetical $1,000 payment made at the
                                  beginning of the period.

                 P        =       hypothetical initial payment of $1,000.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Performance Comparisons
-----------------------

     Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in IBC/Donaghue's MONEY FUND REPORT, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of the Adviser to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

     Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity, as well as expenses allocated to the Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

     From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

Miscellaneous
-------------

     The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Group or (4) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Group officers regarding expected trends and strategies.

     Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Group entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Group's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

     The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

     The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                                    APPENDIX


     The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") and Duff & Phelps, Inc. ("D&F"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Description of the three highest long-term debt ratings by D&P;

         AAA     Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.
         AA+     High credit quality Protection factors are strong.
         AA      Risk is modest but may vary slightly from time to time AA-
                 because of economic conditions.
         A+      Protection factors are average but adequate.  However,
         A       risk factors are more variable and greater in periods of
         A-      economic stress.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                 - Leading market positions in well-established industries.

                 -       High rates of return on Funds employed.

                 - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                 - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 -       Well-established access to a range of
                         financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayments of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     D&P's description of the short-term debt ratings (D&P incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category);

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------

Item 24.         Financial Statements and Exhibits
--------         ---------------------------------


                 (a)      Financial Statements
                          --------------------
                          Not applicable

                 (b)      Exhibits
                          --------

                          (1)     Declaration of Trust(1)

                          (2)     (a)      By-Laws(2)

                                  (b)      Form of Establishment and
                                           Designation of three Series of
                                           Shares (Stewardship Aggressive
                                           Growth Fund, Stewardship Moderate
                                           Growth Fund, Stewardship
                                           Conservative Growth Fund)

                          (3)     Not Applicable

                          (4) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, previously filed as Exhibit 1 hereto, define rights of holders of Shares.

                          (5) Form of Investment Advisory Agreement between Registrant and ParkSouth Corporation.

                          (6) Distribution Agreement between Registrant and BISYS Fund Services, Limited Partnership

                          (7)     Not Applicable
                          (8)     (a)      Custodian Agreement between
                                           Registrant and Deposit Guaranty
                                           National Bank (to be added by
                                           amendment).

                          (9)     (a)      Management and Administration
                                           Agreement between the Registrant and
                                           BISYS Fund Services, Limited
                                           Partnership.

                                  (b)      Fund Accounting Agreement between
                                           the Registrant and BISYS Fund
                                           Services Ohio, Inc.

                                  (c)      Transfer Agency Agreement between
                                           the Registrant and BISYS Fund
                                           Services Ohio, Inc.

                          (10)    Opinion and Consent of Counsel*

                          (11)    Not Applicable

                          (12)    Not Applicable

                          (13)    Not Applicable

                          (14)    Not Applicable

                          (15)    (a)      Form of Shareholder Servicing
                                           Agreement

                                  (b)      Rule 12b-1 Plan (to be added
                                           by amendment)

                                  (c)      Administrative Services Plan (to be
                                           added by amendment)

                          (16)    Not Applicable

                          (17)    Not Applicable

                          (18)    Form of Multiclass plan pursuant to Rule
                                  18f-3 under the Investment Company Act of 1940
------------------

1.  Filed with initial Registration Statement on January 8, 1992.

2.  Filed with Post-Effective Amendment No. 2 on September 4, 1992.

*   To be provided by amendment.

Item 25.         Persons Controlled by or Under Common Control with Registrant
--------         -------------------------------------------------------------

                 Not applicable.

Item 26.         Number of Record Holders
--------         ------------------------

Fund                                                 # of Record Holders
----                                                 -------------------

Amcore    U.S. Government Obligations Fund                  1,624

Amcore    Equity Fund                                       3,828

Amcore    Fixed Income Fund                                   305

Amcore    Intermediate Tax-Free Fund                          113

Amcore    Balanced Fund                                       741

Amcore    Fixed Total Return                                  189

Amcore    Aggressive Growth Fund                            1,341

Ernst     Asia Fund                                            74

Ernst     Global Resources Fund                                66

Ernst     Global Asset Allocation Fund                         77

Shelby    The Shelby Fund                                      28

Brenton   U.S. Gov't Money Market Fund                        512

Brenton   Intermediate U.S. Gov't Securities Fund              45

Brenton   Value Equity Fund                                   450

Item 27.         Indemnification
--------         ---------------
                 Article IV of the Registrant's Declaration of Trust states as follows:

         Section 4.3.  Mandatory Indemnification.
         ------------  --------------------------

         (a) Subject to the exceptions and limitations contained in paragraph
         (b) below:

                 (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                 (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                 (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                 (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                          (A) by the court or other body approving the settlement or other disposition; or

                          (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office acts on the matter) or (2) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                 (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                 (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.         Business and Other Connections of Investment Adviser and its
--------         ------------------------------------------------------------
                 Officers and Directors
                 ----------------------

                 [To be provided]

Item 29.       Principal Underwriter
--------       ---------------------


               (a) BISYS Fund Services, Limited Partnership ("BISYS Fund Services") acts as distributor and administrator for Registrant. BISYS Fund Services also distributes the securities of The Riverfront Funds, Inc., The Parkstone Group of Funds, The BB&T Mutual Funds Group, the Eureka Funds, the ProFunds, Variable Insurance Funds, The ARCH Fund, Inc., the American Performance Funds, The Sessions Group, the Pacific Capital Funds, the AmSouth Mutual Funds, the MMA Praxis Mutual Funds, the MarketWatch Funds, M.S.D.&T Funds, Empire Builder Tax Free Bond Fund, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Intrust Funds, The Kent Funds, Meyers Investment Trust, MMA Praxis Mutual Funds, Magna Funds, The Parkstone Advantage Funds, Pegasus Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, SBSF Fund, Inc. dba Key Mutual Funds, Sefton Funds, Summit Investment Trust, and The Victory Portfolios, each of which is an open-end management investment company, each of which is an open-end management investment company.

               (b) Partners of BISYS Fund Services, as of June 30, 1997, were as follows:


                                                   Positions and                     Positions and
Name and Principal                                 Offices with                      Offices with
Business Address                                   BISYS Fund Services               Registrant
----------------                                   -------------------               ----------

BISYS Fund Services Inc.                           Sole General Partner              None
3435 Stelzer Road
Columbus, Ohio  43219

WC Subsidiary Corporation                          Sole Limited Partner              None
150 Clove Road
Little Falls, New Jersey  07424

The BISYS Group, Inc.                              Sole Shareholder                  None
150 Clove Road
Little Falls, New Jersey  07424


               (c)  Not Applicable.

Item 30.       Location of Accounts and Records
--------       --------------------------------

               The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of ParkSouth Corporation

               201 E. Capitol Street, Jackson, Mississippi 39201 (records relating to its function as adviser), BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor), and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent).


Item 31.       Management Services
--------       -------------------

               Not  Applicable.

Item 32.       Undertakings.
--------       -------------

               (a)  Not Applicable.


               (b) Registrant undertakes to file a post-effective amendment, using financial statements with respect to Stewardship Aggressive Growth Fund, Stewardship Moderate Growth Fund and Stewardship Conservative Growth Fund, which need not be certified within four to six months from the effective date of this Post-Effective Amendment No. 32 to Registrant's registration statement under the Securities Act of 1933.


               (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

               (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of
                    Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 31st day of July, 1997.



                                           THE COVENTRY GROUP


                                           By:  Walter B. Grimm
                                                -----------------------------
                                                Walter B. Grimm, President***


 By: Jeffrey L. Steele
     --------------------------------------
     Jeffrey L. Steele, as attorney-in-fact


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                           Title                          Date
---------                           -----                          ----


Walter B. Grimm                Chairman, President             January 20, 1998
---------------------          and Trustee
Walter B. Grimm***             (Principal Executive
                               Officer)

Chalmers P. Wylie              Trustee                         January 20, 1998
---------------------
Chalmers P. Wylie**

Maurice G. Stark               Trustee                         January 20, 1998
---------------------
Maurice G. Stark*

Michael M. Van Buskirk         Trustee                         January 20, 1998
----------------------
Michael M. Van Buskirk*

Nancy E. Converse              Trustee                         January 20, 1998
---------------------
Nancy E. Converse***

Thresa Dewar                   Treasurer                       January 20, 1998
---------------------          (Principal
Thresa Dewar****               Financial and
                               Accounting Officer)


By:     Jeffrey L. Steele
    ---------------------------
        Jeffrey L. Steele,
        as attorney-in-fact
-------------------------------------

* Pursuant to power of attorney filed with Pre-Effective Amendment No. 3 on April 6, 1992.
** Pursuant to power of attorney filed with Post-Effective Amendment No. 6 on May 4, 1993.
***      Pursuant to power of attorney filed with Post-Effective
         Amendment No. 26 on May 1, 1996.
**** Pursuant to power of attorney filed with Post-Effective Amendment No. 30 on July 1, 1997.